ETF2 P1 09/24

FRANKLIN TEMPLETON ETF TRUST
SUPPLEMENT DATED SEPTEMBER 26, 2024
TO THE SUMMARY PROSPECTUS, PROSPECTUS AND
STATEMENT OF ADDITIONAL INFORMATION (“SAI”),
EACH DATED AUGUST 1, 2024, OF
FRANKLIN HIGH YIELD CORPORATE ETF (THE “FUND”)

Effective September 30, 2024, the following changes are made to the Fund’s Summary Prospectus, Prospectus and SAI:

1. The following replaces all references to Thomas Runkel and Pururav Thoutireddy in the section titled “Fund Summary – Portfolio Managers” in the Fund’s Summary Prospectus and Prospectus:

Bryant Dieffenbacher, CFA
Portfolio Manager of Advisers and portfolio manager of the Fund since September 2024.

2. The following replaces all references to Thomas Runkel and Pururav Thoutireddy in the section titled “Fund Details – Management” in the Fund’s Prospectus:

Bryant Dieffenbacher, CFA Portfolio Manager of Advisers
Mr. Dieffenbacher has been a portfolio manager of the Fund since September 2024. He joined Franklin Templeton in 2010.

3. The following replaces all references to Thomas Runkel and Pururav Thoutireddy in the section titled “Management and Other Services – Portfolio managers” in the Fund’s SAI:

Name	Type of Account	Number of Accounts Managed	Total Assets Managed (x $1 million)	Number of Accounts Managed for which Advisory Fee is Performance-Based	Assets Managed for which Advisory Fee is Performance-Based (x $1 million)
Bryant Dieffenbacher*	Registered Investment Companies	1	1,057.5	None	None
	Other Pooled Investment Vehicles	1	2,758.7	None	None
	Other Accounts	None	None	None	None

*Information is provided as of August 31, 2024.

4. The following replaces all references to Thomas Runkel and Pururav Thoutireddy in the section titled “Management and Other Services – Portfolio managers – Ownership of Fund shares” in the Fund’s SAI:

Portfolio Manager	Dollar Range of Fund Shares Beneficially Owned
Bryant Dieffenbacher*	None

*Information is provided as of August 31, 2024

Please retain this supplement for future reference.